UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2015

GOLDEN ENTERTAINMENT, INC.

_____________________________________________

(Exact name of registrant as specified in its charter)

Minnesota	000-24993	41-1913991

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6595 S Jones Blvd., Las Vegas, Nevada		89118

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 893-7777

Not Applicable

_________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information disclosed in this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 7.01     Regulation FD Disclosure.

On September 21, 2015, Golden Entertainment, Inc. updated its investor presentation which will be used in meetings with analysts and investors. A copy of that presentation is attached hereto as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits

99.1	Investor Presentation of Golden Entertainment, Inc., dated September 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLDEN ENTERTAINMENT, INC. (Registrant)

Date: September 21, 2015	/s/ Matthew W. Flandermeyer
	Name:	Matthew W. Flandermeyer
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Investor Presentation of Golden Entertainment, Inc., dated September 2015